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                                                                   EXHIBIT (b)

 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
         PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002



In connection with this semi-annual report on Form N-CSR for U.S. Global Investors Funds (the Registrant) for the period ended June 30, 2010, as furnished to the Securities and Exchange Commission (the "Report"), the undersigned officers of the Registrant hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of each such officer's knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





By:      /s/ Frank E. Holmes
         ------------------------------------------------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:    August 30, 2010




By:      /s/ Catherine A. Rademacher
         -------------------------------------------------------------
         Catherine A. Rademacher
         Treasurer

Date:    August 30, 2010











A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C.ss.1350 and is not being filed as part of the Form N-CSR filed with the Commission.